            Consent of Independent Registered Public Accounting Firm

Blonder Tongue Laboratories, Inc.
Woodbridge, NJ

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-8 of our  report  dated  April 12,  2005,  relating  to the consolidated financial statements, and schedules of Blonder Tongue Laboratories,
Inc.  appearing in the  Company's  Annual Report on Form 10-K for the year ended
December 31, 2004.

/s/BDO Seidman, LLP
BDO Seidman, LLP
Woodbridge, New Jersey

June 22, 2005